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                                                                       EXHIBIT 1

                     STIRLING COOKE BROWN HOLDINGS LIMITED

                                Ordinary Shares

                          (par value $0.25 per share)

                                ---------------

                             Underwriting Agreement
                             ----------------------

                                                                          , 1997
Goldman, Sachs & Co.
Oppenheimer & Co., Inc.
SBC Warburg Dillon Read Inc.
 As representatives (the "Representatives") of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     Stirling Cooke Brown Holdings Limited, a Bermuda company (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of [
] shares of the Ordinary Shares, par value $0.25 per share ("Ordinary Shares"), of the Company and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of _______ Ordinary Shares and, at the election of the Underwriters, up to ______ additional Ordinary Shares. The aggregate of ____ Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Firm Shares" and the aggregate of ____ additional Ordinary Shares to be sold by certain of the Selling Shareholders is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares".

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Shareholders that:

        (i) A registration statement on Form S-1 (File No. 333-32995), as amended prior to the effectiveness thereof (the "Initial Registration Statement"), in respect of the Shares, and as part thereof the respective forms of prospectus relating to the initial distribution of the Shares by the Underwriters in an underwritten public offering and to offers and sales of Ordinary Shares by Goldman, Sachs & Co. in secondary transactions, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), which was filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), and became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the
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     effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such forms of final prospectus relating to the initial distribution of the Shares by the Underwriters in an underwritten public offering and to offers and sales of Ordinary Shares by Goldman, Sachs & Co. in secondary transactions, each in the form first filed pursuant to Rule 424(b) under the Act, are hereinafter called the "Public Offering Prospectus" and the "Secondary Transactions Prospectus", respectively, and collectively the "Prospectus"); and the Underwriters acknowledge and agree that the Secondary Transactions Prospectus and any amendment or supplement thereto is not to be used by any Underwriter except Goldman, Sachs & Co. and Goldman, Sachs & Co. acknowledges and agrees that it will use the Public Offering Prospectus and any amendment or supplement thereto only in connection with offers and sales of the kind intended herein to be made pursuant to such Prospectus and will use the Secondary Transactions Prospectus and any amendment or supplement thereto only in connection with offers and sales of the kind intended herein to be made pursuant to such Prospectus;

        (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

        (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through

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     Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

        (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case affecting its own properties, assets and operations, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the Prospectus;

        (v) The Company and its subsidiaries do not own any real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

        (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

        (vii) Each subsidiary of the Company identified on Schedule IV hereto (each a "Material Subsidiary" and collectively, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all the outstanding shares of capital stock of each Material Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and, except as indicated on
     Schedule V are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims; and, the Company has no "significant subsidiaries," as such term is defined in Regulation S-X under the Act, which are not included in the list of Material Subsidiaries on Schedule IV;

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        (viii)  The Company and each Material Subsidiary of the Company is duly licensed or admitted as an insurer or an insurance holding company, as applicable, in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Prospectus, except for where the failure to be so licensed or admitted would not have a material adverse effect on the Company and its subsidiaries taken as a whole; the Company and each Material Subsidiary of the Company has all other consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all insurance authorities, commissions or other insurance regulatory bodies and all other governmental authorities, all self-regulatory organizations and all courts and other tribunals, required to own, lease, license and use their respective properties and assets and to conduct their respective businesses as described in the Prospectus, except for where the failure to have such consents, authorizations, approvals, orders, certificates and permits, or to make such declarations or filings, would not have a material adverse effect on the Company and its subsidiaries taken as a whole; all of such consents, authorizations, approvals, orders, licenses, certificates and permits are in full force and effect, except for where the failure to be in full force and effect would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and neither the Company nor any Material Subsidiary of the Company has received any notification from any insurance authority, commission or other insurance regulatory body or any other governmental authority in the United States, Bermuda, the United Kingdom or elsewhere to the effect that any additional consent, authorization, approval, order, license, certificate or permit from such authority, commission or body is required to be obtained by the Company or any of its Material Subsidiaries;

        (ix) The Company is in compliance with the requirements of the Bermuda Insurance Act 1978 and any applicable rules and regulations thereunder (collectively, the "Insurance Act") and has filed all reports, documents or other information required to be filed thereunder, except where the failure to comply or file would not have a material adverse effect on the Company and its subsidiaries taken as a whole; each of the Company and its Material Subsidiaries is in compliance with the insurance laws and regulations of each jurisdiction which is applicable to the Company or its Material Subsidiaries, as the case may be, except where the failure to comply would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and neither the Company nor its Material Subsidiaries has received any notification from any insurance authority, commission or other insurance regulatory body in the United States, Bermuda, the United Kingdom or elsewhere to the effect that the Company or any Material Subsidiary is not in compliance with any insurance law or regulation;

        (x) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Ordinary Shares contained in the Prospectus; the unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Shares contained in the Prospectus.

        (xi) The issue and sale of the Shares to be sold by the Company hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any

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     indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject, except where such conflict, breach, violation or default would not have a material adverse effect on the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Memorandum of Association and Bye-Laws of the Company in effect as of the time immediately preceding the First Time of Delivery (as defined in Section 4 hereof), or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state insurance, securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

        (xii) The Company is not in violation of its Memorandum of Association or Bye-Laws as in effect on the date hereof and each Material Subsidiary of the Company is not in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

        (xiii) The statements set forth in the Prospectus under the caption "Business--Regulation", under the caption "Description of Capital Shares", under the caption "Certain Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair and accurate summaries thereof;

        (xiv) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Material Subsidiaries is a party or of which any property of the Company or any of its Material Subsidiaries is the subject which, if determined adversely to the Company or any of its Material Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (xv) Each of the Company and its subsidiaries is not and, after giving effect to the offering and sale of the Shares, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); each of the Company and its subsidiaries is not an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended;

        (xvi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

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        (xvii)  KPMG Peat Marwick, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

        (xviii) The only rights to require the Company to register securities are set forth in the Shareholders' Agreement, dated January 4, 1996, among the Company and its shareholders, and the Registration Rights Agreement, dated January 4, 1996, among the Company and its shareholders;

        (xix) There are no currency exchange control laws or taxes, levies, imposts or charges, in each case of Bermuda or the United Kingdom (or any political subdivision or taxing authority thereof), that would be applicable to the payment of dividends (i) on the Shares by the Company (other than in respect of residents of Bermuda for Bermuda exchange control purposes) or (ii) by any subsidiary to the Company;

        (xx) Neither the Underwriters nor any subsequent purchasers of the Shares will be subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Shares;

        (xxi) It was not necessary to register under the Act any sales of securities of the Company made by the Company since December 12, 1995, because all such sales were either not subject to the Act or exempt from registration under the Act; and

        (xxii) The Company is not aware of any threatened or pending downgrading in the ratings by A.M. Best Company, Inc. of any of the Company's insurance subsidiaries.

         (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

        (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and in the case of each of the Selling Shareholders other than the GS Selling Shareholders (as defined below), the Power of Attorney and the Custody Agreement hereinafter referred to and, in the case of GS Capital Partners II, L.P., Bridge Street Fund 1995, L.P., Stone Street Fund 1995, L.P., GS Capital Partners II Offshore, L.P. and GS Capital Partners II Germany Civil Law Partnership (collectively, the "GS Selling Shareholders") the Put Agreement to be entered into among each of the GS Selling Shareholders and the Representatives (the "Put Agreement"), and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, in the case of each Selling Shareholder other than the GS Selling Shareholders, the Power of Attorney and the Custody Agreement and, in the case of the GS Selling Shareholders, the Put Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder (subject, in the case of each Selling Shareholder other than the GS Selling Shareholders, to the Custody Agreement and the Power of Attorney);

        (ii) The sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, in the case of each Selling Shareholder other than the GS Selling Shareholders, the Power of Attorney and the Custody Agreement and, in the case of the GS Selling Shareholders, the Put Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other

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     agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any comparable organizational documents if the Selling Shareholder is another form of organization, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

        (iii) Such Selling Shareholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) that such Selling Shareholder is required to sell Shares pursuant to this Agreement such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims will pass to the several Underwriters;

        (iv) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder shall not exercise any registration rights relating to the Ordinary Shares and shall not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Ordinary Shares or any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities (other than pursuant to employee stock options outstanding on the date of this Agreement or, in respect of Goldman, Sachs & Co. and its affiliates, pursuant to stabilization, brokerage, market-making and ordinary course of business transactions in the Ordinary Shares and related securities), without your prior written consent;

        (v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, provided that the foregoing shall not apply to any action by Goldman, Sachs & Co. and its affiliates (other than the GS Selling Shareholders);

        (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (it being hereby expressly acknowledged that delivery of the Power of Attorney and the statements contained therein (together with the information set forth in the Selling Shareholder's Questionnaire signed and delivered to the Custodian (as defined below) by such Selling Shareholder) constitute (and in the absence of any such notice as is referred to in [subclause (iii) of Section 2(f)] of such Power of Attorney constitute on a continuing basis)

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     written information furnished to the Company expressly for use in the
     Registration Statement and any such Preliminary Prospectus, Prospectus, amendment or supplement thereto);

        (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

        (viii) In the case of each Selling Shareholder other than the GS Selling Shareholders, certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been or will be at or prior to the Note Time of Delivery (as defined in Section 4 hereof) placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder to Firstar Trust Company, as custodian (the "Custodian"), and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in
     Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

        (ix) In the case of each Selling Shareholder other than the GS Selling Shareholders, the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and, in the case of each Selling Shareholder other than the GS Selling Shareholders, the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the

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Selling Shareholders, at a purchase price per share of $[ ], the number of Firm
Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, certain of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of such Selling Shareholders, at the purchase price per share set forth in clause
(a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder. For purposes of facilitating the sale of Shares by the GS Selling Shareholders pursuant to clause (a) of this Section 2 and subject to the terms and conditions herein set forth, each of you agrees, severally and not jointly, to purchase from each of the GS Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, the number of Firm Shares of each of the GS Selling Shareholders as set forth opposite your respective names in Schedule III hereto (the "Note Shares") at the Note Time of Delivery (as defined in Section 5 hereof) against payment by each of you of the purchase price therefor by delivery of a promissory note (each, a "Note" and collectively, the "Notes") in the form previously agreed by the GS Selling Shareholders and each of you. The number of shares each respective Underwriter is severally obligated to purchase, as set forth in Schedule I hereto, shall not be affected by the foregoing arrangements.

     Certain of the Selling Shareholders, as and to the extent indicated in
Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to _________ Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each such Selling Shareholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     The initial per share public offering price of the Shares, as set forth in the Public Offering Prospectus, will not be higher than the price recommended to the Company in writing by SBC Warburg Dillon Read Inc. ("Dillon Read"), acting as "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each of you hereunder in exchange for the Notes, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. has requested by notice to the Company and the GS Selling Shareholders, shall be delivered by or on behalf of the GS Selling Shareholders to Goldman, Sachs & Co. for your accounts against delivery by you or on your behalf of the Notes. The Shares to be purchased by each Underwriter hereunder (other than Shares purchased in exchange for Notes), in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Shareholders, shall be delivered by or on behalf of the Company and the Selling Shareholders to Goldman, Sachs & Co. through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Company and the Custodian in immediately available (same day) funds. The Company will cause the certificates evidencing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 or DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be (i) with respect to the Firm Shares to be purchased in exchange for Notes, immediately following the execution of this Agreement and the satisfaction of the conditions set forth in Section 8 hereof,
(ii) with respect to the Firm Shares, 9:30 a.m., New York time, on _______________, 1997 or such other time and date as Goldman, Sachs & Co., the Company and the Selling Shareholders may agree upon in writing, and (iii) with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares to be purchased in exchange for the Notes is herein called the "Note Time of Delivery," such time and date for delivery of all other Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(n) hereof, will be delivered at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.  The Company agrees with each of the Underwriters:

        (a) To prepare the Public Offering Prospectus in a form approved by you and to file the Public Offering Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Public Offering Prospectus during the Public Offering Period (as defined below) which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective during such period or any supplement to the Public Offering Prospectus or any amended Public Offering Prospectus has been filed during such period and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof during the Public Offering Period, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Public Offering Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification during the Public Offering Period, promptly to use its best efforts to obtain the withdrawal of such order (the period beginning on the date hereof and continuing for as long as the delivery of a prospectus is required in connection with the initial offering and sale of the Shares by the Underwriters as contemplated by the Public Offering Prospectus, or in connection with any subsequent offer or sale of Ordinary Shares by a dealer other than Goldman, Sachs & Co. during the period specified in Rule 174(d) or (e) under the Act, is herein called the "Public Offering Period");

        (b) Promptly during the Public Offering Period from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities and insurance laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions during such period, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 12:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Public Offering Prospectus in New York City in such quantities as you may reasonably request during the Public Offering Period and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Public Offering Prospectus in connection with any offering or sale of the Shares by the Underwriters, and if at such time any events shall have occurred as a result of which the Public Offering Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Public Offering Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Public Offering Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may reasonably request of an amended Public Offering Prospectus or a supplement to the Public Offering Prospectus which will correct such statement or omission or effect such compliance and in case any Underwriter is required to deliver a prospectus in connection with any offering or sale of any of the Shares by the Underwriters at any time nine months or more after the time of issue of the Public Offering Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Public Offering Prospectus complying with Section 10(a)(3) of the Act;

        (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

        (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Ordinary Shares or any securities of the Company that are substantially similar to the Shares, including, but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities other than the issuance of options pursuant to employee benefit plans existing on the date of this Agreement, and the issuance of Ordinary Shares upon the exercise of employee options outstanding on the date of this Agreement), without your prior written consent;

        (f) To make available to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

        (g) During a period of five years from the effective date of the Registration Statement to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

        (h) To use its best efforts to have the Shares approved for quotation on the Nasdaq Stock Market Inc.'s National Market ("Nasdaq");

        (i) To use the net proceeds received by it from the sale of Shares by it pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

        (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of the filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

        (k) The Company will prepare and release quarterly financial results, in the form of a press release, and file annual reports with the Commission, on or prior to the times required for filings of Forms 10-Q. and 10-K, respectively, by domestic United States securities issuers which have securities registered under Section 12(b) or 12(g) of the Exchange Act (a "U.S. Public Company").

     6.  The Company agrees with Goldman, Sachs & Co.:

        (a) To prepare the Secondary Transactions Prospectus in a form approved by Goldman, Sachs & Co. and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Secondary Transactions Prospectus during the Secondary Transactions Period (as defined below) which shall be disapproved by Goldman, Sachs & Co. promptly after reasonable notice thereof (it being understood that, when Form S-2 or S-3 under the Act is available to the Company, the Company may amend the Registration Statement so as to be on such form, or may file a new registration statement on such form (in which case any reference herein to the Registration Statement or the Prospectus shall include such new registration and the prospectus contained therein in the form first filed pursuant to Rule 424(b) under the Act, respectively), and thereafter any information required to be included in the Registration Statement or the Secondary Transactions Prospectus may be incorporated therein by reference as permitted by such form); to advise Goldman, Sachs & Co., promptly after the Company receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective during the Secondary Transactions Period, or any supplement to the Secondary Transactions Prospectus or any amended Secondary Transactions Prospectus has been filed during such period, and to furnish Goldman, Sachs & Co. with copies thereof; to advise Goldman, Sachs & Co., promptly after the Company receives notice thereof during the Secondary Transactions Period, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification during the Secondary Transactions Period, to use promptly its reasonable efforts to obtain the withdrawal of such order (the period beginning on the date hereof and continuing for as long as may be required under applicable law, in the reasonable judgment of Goldman, Sachs & Co. after consultation with the Company, in order to offer and sell Ordinary Shares as contemplated by the Secondary Transactions Prospectus, is herein called the "Secondary Transactions Period");

        (b) Promptly from time to time to take such action as Goldman, Sachs & Co. may reasonably request to qualify the Shares for offering and sale during the Secondary Transactions Period under the securities and insurance laws of such jurisdictions as Goldman, Sachs & Co. may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions during such period, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) To furnish Goldman, Sachs & Co. with copies of the Secondary Transactions Prospectus in such quantities as Goldman, Sachs & Co. may from time to time reasonably request during the Secondary Transactions Period, and, if at any time during such period any event shall have occurred as a result of which the Secondary Transactions Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is to be delivered during such period, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Secondary Transactions Prospectus or to amend the Registration Statement in order to comply with the Act or to file under the 1934 Act any document incorporated by reference in such Prospectus in order to comply with the Act or the 1934 Act, to notify Goldman, Sachs & Co. immediately and upon its request to file such document and to prepare and furnish without charge to Goldman, Sachs & Co. as many copies as it may from time to time during such period reasonably request of an amended Secondary Transactions Prospectus or a supplement to the Secondary Transactions Prospectus which will correct such statement or omission or effect such compliance;

        (d) During the Secondary Transactions Period, to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

        (e) To use its reasonable efforts to furnish or cause to be furnished to Goldman, Sachs & Co. upon its request at reasonable intervals, when the Registration Statement or the Secondary Transactions Prospectus shall be amended or supplemented during the Secondary Transactions Period, written opinions of counsel for the Company, a letter from the independent accountants who have certified the financial statements included in the Registration Statement as then amended and certificates of officers of the Company, in each case in form and substance reasonably satisfactory to Goldman, Sachs & Co., all to the effect specified in subsections (c), (d),
     (e), (g) and (m), respectively, of Section 8 hereof (as modified to relate to the Registration Statement and the Secondary Transactions Prospectus as then amended or supplemented).

     Notwithstanding the foregoing provisions, if at any time the Company determines in the exercise of its reasonable judgment that it is in possession of material, non-public information that it would not be required to disclose publicly in the absence of a registration of Ordinary Shares under the Act, the Company may, upon notice to Goldman, Sachs & Co., cease to comply with any of its obligations under this Section 6, but only for a period or periods that the Company reasonably determines are necessary in order to avoid such premature disclosure and in any event not to exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, Goldman, Sachs & Co. shall cease using the Secondary Transactions Prospectus or any amendment or supplement thereto until it receives notice from the Company that it may resume using such document.

     7. The Company and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the

Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum and closing documents (including any compilations thereof) for the sale of the Shares by the Underwriters pursuant to the Public Offering Prospectus and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with the registration of the Shares under the 1934 Act and the listing of the Shares on Nasdaq; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares by the Underwriters pursuant to the Public Offering Prospectus; (vi) the cost of preparing certificates for the Shares; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees and expenses of the Attorneys-in-Fact and the Custodian; (ix) all fees, disbursements and expenses of one counsel for the Selling Shareholders selected by the Company (which may be counsel for the Company); (x) all reasonable fees, disbursements and expenses incurred pursuant to Sections 6(b) and (e) hereof; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7; and (b) each Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareholder (other than those specified in clause (ix) above), and (ii) all expenses (other than the costs of preparing and delivering stock certificates) and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. In connection with clause (b) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each Selling Shareholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof, except in the case of the Note Time of Delivery; and if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

        (b) Fried, Frank, Harris, Shriver & Jacobson, United States counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to certain of the matters covered
     in paragraphs [      ] of Annex I hereto as well as such other related
     matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

        (c) Foley & Lardner, United States counsel for the Company, shall have furnished to you their written opinion and letter, dated such Time of Delivery, substantially in the form of Annex I attached hereto;

        (d) Appleby, Spurling & Kempe, Bermuda counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, substantially in the form of Annex II attached hereto;

        (e) Richards Butler, United Kingdom counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, substantially in the form of Annex III attached hereto;

        (f) Counsel for each Selling Shareholder shall have furnished to you their written opinion with respect to each of such Selling Shareholders, dated the Note Time of Delivery with respect to the GS Selling Shareholders and dated such Time of Delivery with respect to each other Selling Shareholder, substantially in the form of Annex IV attached hereto;

        (g) On the date of the Public Offering Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and during the Public Offering Period and also at each Time of Delivery, KPMG Peat Marwick shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex V hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached hereto as Annex V(a) and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex V(b) hereto);

        (h)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case affecting its own properties, assets or operations, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or in the long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Public Offering Prospectus;

        (i) On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded the Company's (or the Company's insurance subsidiaries) financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's (or the Company's insurance subsidiaries) financial strength or claims paying ability;

        (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or Nasdaq; (ii) a suspension or material limitation in trading in the Company's securities on Nasdaq; (iii) a general moratorium on commercial banking activities in New York declared by Federal or New York State authorities or in Bermuda declared by Bermuda authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause
     (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Public Offering Prospectus;

        (k) The Shares to be sold by the Selling Shareholders at such Time of Delivery shall have been duly approved for quotation on Nasdaq;

        (l) The Company shall have used its best efforts to comply with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

        (m) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section;

        (n) The Put Agreement shall have been validly executed and delivered by the GS Selling Shareholders at or prior to the Note Time of Delivery;

        (o) Each of the Selling Shareholders shall have delivered to the Underwriters certificates required by Treasury Regulation section 1.1445-2(b)(2) in order to avoid withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended; and

        (p) The Shares shall have been registered pursuant to the Exchange Act and the rules and regulations thereof, except in the case of the Note Time of Delivery.

        For purposes of this Section 8 references to the Prospectus shall mean the most current Preliminary Prospectus if the Prospectus has not been filed pursuant to Rule 424(b) under the Act at the Note Time of Delivery.

     9. (a) The Company, GS Capital Partners II, L.P. and the Selling Shareholders listed on Schedule V hereto (collectively, the "Designated Shareholders"), jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Designated Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further, that the liability of each Designated Shareholder pursuant to this subsection (a) shall not exceed the product of the number of Shares sold by such Designated Shareholder (including any Optional Shares) and the initial public offering price as set forth in the Public Offering Prospectus; and provided, further, that the Designated Shareholders shall not be liable to any Underwriter (including Goldman, Sachs & Co.) under the indemnity agreement in this subsection (a) with respect to any Secondary Transactions Prospectus (or the Registration Statement insofar as it relates to the Secondary Transactions Prospectus).

     The Company will also indemnify and hold harmless Dillon Read and each person, if any, who controls Dillon Read within the meaning of either Section 15 of the Act, or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Dillon Read's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Rules of Conduct of the NASD in connection with the offering of the Shares, except for any losses, claims, damages, liabilities and judgments resulting from Dillon Read's or such controlling person's willful misconduct or gross negligence.

     (b) Each of the Selling Shareholders other than the Designated Shareholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement delivered in connection with an offer or sale during the Public Offering Period in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however that the liability of each of the Selling Shareholders pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Shareholder (including any Optional Shares) and the initial public offering price as set forth in the Public Offering Prospectus.

     (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, and the indemnifying parties shall not be responsible for the cost of more than one counsel for all indemnified parties (excluding any necessary local counsel) in connection with any actions or claims arising from the same facts; provided, that, if indemnity is sought pursuant to the second paragraph of Section 9(a), then, in addition to such separate counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for Dillon Read in its capacity as a "qualified independent underwriter" and all persons, if any, who control Dillon Read within the meaning of either Section 15 of the Act or Section 20 of the 1934 Act if, in the reasonable judgment of Dillon Read, there may exist a conflict of interest between Dillon Read in its capacity as a "qualified independent underwriter" and the other indemnified parties. In the case of any such separate counsel for Dillon Read in its capacity as "qualified independent underwriter" and such control persons of Dillon Read, such counsel shall be designated in writing by Dillon Read. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then in any such case each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Public Offering Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that Dillon Read will not receive any additional benefits hereunder for serving as a "qualified independent underwriter" within the meaning of Rule 2720 of the Rules of Conduct of the NASD in connection with the offering of the Shares. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and the Selling Shareholders under this
Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

     Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 9 hereof, the agreement in subsection
(c) of Section 5 hereof, the representations and warranties in subsections
(a)(ii) and (a)(iii) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 8 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7, 9, 18 and 19 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     18. The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan, in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in this Section 18 brought in any such court shall be conclusive and binding upon the Company subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction of which the Company is or may be subject) by a suit upon such judgment. The Company irrevocably designates and appoints CT Corporation System, New York, New York as its authorized agent upon whom process may be served in any suit, action or proceeding of the nature referred to in this Section 18 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the agent at its address set forth in the Registration Statement. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and
(ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received if evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service. Nothing in this Section 18 shall affect the right of any Underwriter to serve process in any manner permitted by law, or limit any right to bring proceedings against the Company or any Selling Shareholder in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     19. In respect of any judgment or order given or made for any amount due hereunder by the Company or the Selling Shareholders that is expressed and paid in currency (the "judgment currency") other than United States dollars, the Company or the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any reasonable premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

               *               *               *               *

     If the foregoing is in accordance with your understanding, please sign and return to us 8 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                    Very truly yours,

                                    STIRLING COOKE BROWN HOLDINGS LIMITED

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:

                                    THE SELLING SHAREHOLDERS NAMED IN
                                    SCHEDULE II TO THIS AGREEMENT OTHER THAN THE
                                    GS SELLING SHAREHOLDERS

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:     ATTORNEY-IN-FACT
                                      AS ATTORNEY-IN-FACT ACTING ON BEHALF OF
                                       EACH OF THE SELLING SHAREHOLDERS NAMED IN
                                       SCHEDULE II TO THIS AGREEMENT OTHER THAN
                                       THE GS SELLING SHAREHOLDERS.

                                    GS CAPITAL PARTNERS II, L.P.

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:

                                    BRIDGE STREET FUND 1995, L.P.

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:

                                    STONE STREET FUND 1995, L.P.

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:

                                    GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:

                                    GS CAPITAL PARTNERS II GERMANY CIVIL
                                     LAW PARTNERSHIP

                                    BY:  _____________________________
                                      NAME:
                                      TITLE:

ACCEPTED AS OF THE DATE HEREOF:

GOLDMAN, SACHS & CO.
OPPENHEIMER & CO., INC.
SBC WARBURG DILLON READ INC.

BY:
   ---------------------------------------
      (GOLDMAN, SACHS & CO.)

On behalf of each of the Underwriters

                                  SCHEDULE I

                                                                                  Number of Optional
                                                                                     Shares to be
                                                             Total Number of         Purchased if
                                                               Firm Shares          Maximum Option
Underwriter                                                  to be Purchased           Exercised
----------------------------------------------------------  ------------------    ------------------
Goldman, Sachs & Co.......................................
Oppenheimer & Co., Inc....................................
SBC Warburg Dillon Read Inc...............................















                                                                      ________                 ________
 Total                                                                ________                 ________

                                  SCHEDULE II


NAME                                        No. of Shares to Be Sold
----------------------------------------    ------------------------
GS Capital Partners II, L.P.
Bridge Street Fund 1995, L.P.
Stone Street Fund 1995, L.P.
GS Capital Partners II Offshore, L.P.
GS Capital Partners II Germany Civil
  Law Partnership
Nicholas Brown
Penelope Atteline Cooke
Nicholas Mark Cooke
George W. Jones
Jacques Georges Sacy
Mark Kerr-Smiley
David Terrell Colley
Richard John Wells
Jeffrey Ronald Butler
Paul Ian Pearson
Orion Nominees Limited a/c 703
Christopher James Blois Needham
David Maxwell Tarsh
Dominic Hagger
Duncan Vere Hopegood
Allan Cooper
Paul Murrary












____________________
(1)  Address:
(2)  Counsel:

                                  SCHEDULE III


                                                                             FIRM SHARES
                                                                       -----------------------
Goldman, Sachs & Co............
                                 GS Capital Partners II, L.P.
                                 Bridge Street Fund 1995, L.P.
                                 Stone Street Fund 1995, L.P.
                                 GS Capital Partners II Offshore, L.P.
                                 GS Capital Partners II Germany Civil
                                 Law Partnership

Oppenheimer & Co., Inc.
                                 GS Capital Partners, L.P.
                                 Bridge Street Fund 1995, L.P.
                                 Stone Street Fund 1995, L.P.
                                 GS Capital Partners II Offshore, L.P.
                                 GS Capital Partners II Germany Civil
                                 Law Partnership
SBC Warburg Dillon Read Inc.
                                 GS Capital Partners, L.P.
                                 Bridge Street Fund 1995, L.P.
                                 Stone Street Fund 1995, L.P.
                                 GS Capital Partners II Offshore, L.P.
                                 GS Capital Partners II Germany Civil
                                 Law Partnership

   Total.......................
                                                                               =========================

                                  SCHEDULE IV

                             MATERIAL SUBSIDIARIES

                                   SCHEDULE V

                            DESIGNATED SHAREHOLDERS


                                       4